ING PARTNERS, INC.

                       SUPPLEMENT DATED NOVEMBER 25, 2002
                                 TO PROSPECTUS
                               DATED MAY 1, 2002

The information in this Supplement updates and amends certain information contained in the May 1, 2002 Prospectus of ING Partners, Inc. (the "Fund"). You should read this Supplement along with the Prospectus.

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ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO

       Effective  December 16, 2002, the name of the Portfolio will change from
ING  Scudder   International   Growth   Portfolio  to  ING   JPMORGAN   FLEMING
INTERNATIONAL PORTFOLIO.

       Effective December 16, 2002, the Board of Directors of the Fund appointed J.P. Morgan Fleming Asset Management (London) Ltd. ("J.P. Morgan Fleming") as investment sub-adviser for the Portfolio. The principal business address of J.P. Morgan Fleming is 20 Finsbury Street, London, EC2Y 9AQ, United Kingdom. J.P. Morgan Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co., which is a global financial services firm with over 200 years of history in the U.S. and global financial arena. J.P. Morgan Chase & Co. offers services in asset management, investment banking, private banking, private equity, custody and transaction services, retail and middle market financial services and e-finance.

       Effective December 16, 2002, the Portfolio's manager will be Peter Harrison, a managing director and head of J.P. Morgan Fleming's London-based Global Portfolios Group. An employee of J.P. Morgan Fleming since 1996, Mr. Harrison was previously head of UK specialist funds and in January 1998 became head of the Global Portfolios Group.

ING MFS EMERGING EQUITIES PORTFOLIO

       Effective December 16, 2002, the name of the Portfolio will change from ING MFS Emerging Equities Portfolio to ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO.

       Effective December 16, 2002, the Board of Directors of the Fund appointed Salomon Brothers Asset Management Inc. ("SBAM") as investment sub-adviser for the Portfolio. The principal business address of SBAM is 399 Park Avenue, New York, NY 10043.

       Effective December 16, 2002, the Portfolio will be managed by a team of individuals employed by SBAM.